UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): July 14, 2009
QuikByte Software, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Colorado	000-52228	33-0344842

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4400 Biscayne Boulevard
Suite 950
Miami, Florida 33137
(Address of principal executive office)
Registrant’s telephone number, including area code: (305) 573-4112
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On July 14, 2009, QuikByte Software, Inc., a Colorado corporation (the “Company” or “QuikByte”), entered into a Merger Agreement (the “Merger Agreement”) by and among QuikByte, Sorrento Therapeutics, Inc., a Delaware corporation (“Sorrento”), Sorrento Merger Corp., Inc., a Delaware corporation and wholly-owned subsidiary of QuikByte (“Merger Sub”), Stephen Zaniboni, as Stockholders’ Agent thereunder, and Glenn Halpryn, as Parent Representative thereunder. Upon the satisfaction or waiver of the conditions set forth in the Merger Agreement, QuikByte will acquire Sorrento via a merger whereby Merger Sub will be merged with and into Sorrento (the “Merger”) with Sorrento continuing as the surviving entity in the Merger and as a wholly-owned subsidiary of QuikByte. At the effective time of the Merger, all of the issued and outstanding shares of Sorrento common stock (the “Sorrento Shares”) will be converted into the right to receive shares of QuikByte common stock, par value $0.0001 per share (the “QuikByte Common Stock”). Immediately following the completion of the Merger, the current QuikByte shareholders will own approximately 4.92% of the Company, the Investors (as defined below) will own approximately 19.83% of the Company, and the former holders of Sorrento Shares will own approximately 75.25% of the Company, in each case on a fully-diluted basis.
     The closing of the Merger is subject to, among other conditions, QuikByte’s receipt of an aggregate investment of $2 million from certain investors (the “Investors”) in exchange for shares of QuikByte Common Stock. QuikByte anticipates that among the Investors will be affiliates of Dr. Phillip Frost, Chairman and Chief Executive Officer of OPKO Health, Inc., which is an existing Sorrento stockholder, Glenn Halpryn, Chairman of the Board, President and Chief Executive Officer of QuikByte, and Steven Jerry Glauser, President of the Glauser Group, Denver, Colorado and President and Managing Partner of Alex Rodriguez Mercedes Benz, Houston, Texas. Proceeds from these investments are expected to be used to fund the Company’s general working capital and post-Merger research and development activities. The Merger Agreement also provides that certain existing shareholders of QuikByte, holders of at least 95% of the Sorrento Shares and the holders of at least 95% of the shares of QuikByte Common Stock to be acquired by the Investors will enter into a lock-up agreement in respect of each such persons’ shares of QuikByte Common Stock, providing that such shares may not be sold, directly or indirectly, for a period of 18 months following consummation of the Merger, subject to certain exceptions.
     Additionally, upon consummation of the Merger, the board of directors of the Company will be expanded from five to seven members, all current QuikByte directors except Mr. Glenn Halpryn and Dr. Curtis Lockshin will resign, and new directors will be appointed. The Merger Agreement further contemplates that, as soon as reasonably practicable following the Merger, QuikByte will change its name to a name including “Sorrento” and reincorporate under the laws of the State of Delaware. The Merger is subject to customary closing conditions and is anticipated to close in the third quarter of 2009.
     The QuikByte Common Stock to be issued under the Merger Agreement to the holders of Sorrento Shares has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be sold except in a transaction registered under, or exempt from, the registration provisions of the Securities Act and applicable state securities laws. No registration rights have been or will be granted to the holders of Sorrento Shares.
     The foregoing description of the Merger Agreement is only a summary and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.
     The Merger Agreement has been attached hereto pursuant to applicable rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) and is not intended to provide any other factual information about the Company or any other party. In particular, the representations, warranties and covenants contained in the Merger Agreement have been made only for the purpose of the Merger Agreement and, as such, are intended solely for the benefit of the parties to the Merger Agreement. In many cases, these representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain confidential disclosures exchanged by the parties in connection with the execution of the Merger Agreement. Furthermore, many of the representations and warranties in the Merger Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about the Company or any other party. Likewise, any references to materiality contained in these representations and warranties may not correspond to concepts of materiality applicable to investors or security holders. Security holders and investors are cautioned that they are not third-party beneficiaries under the Merger Agreement and do not have any direct rights or remedies pursuant to the Merger Agreement.
Item 7.01 Regulation FD Disclosure.
     On July 14, 2009, the Company issued a joint press release with Sorrento disclosing the transactions described in Item 1.01 of this Current Report on Form 8-K. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information contained in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
     The following exhibits are filed (other than Exhibit 99.1 which is furnished and not filed) as exhibits to this Report on Form 8-K:

Exhibit No.	Description

2.1	Merger Agreement, dated July 14, 2009, by and among QuikByte Software, Inc., Sorrento Therapeutics, Inc., Sorrento Merger Corp., Inc., the Stockholders’ Agent and the Parent Representative.

99.1	Press release, dated July 14, 2009
     This Current Report on Form 8-K and the press release attached as an exhibit hereto contain “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” and other words of similar meaning, including statements regarding expectations, beliefs or intentions regarding the business, technologies and products, financial condition, strategies or prospects of QuikByte, the Merger and the other transactions contemplated by the Merger Agreement. Actual results may differ from those projected due to a number of risks and uncertainties, including, but not limited to, the possibility that some or all of the pending matters and transactions considered by QuikByte may not proceed as contemplated, and by all other matters specified in QuikByte’s filings with the Securities and Exchange Commission, as well as risks inherent in funding, developing and obtaining regulatory approvals of new, commercially-viable and competitive products. These statements are made based upon current expectations that are subject to risk and uncertainty and information available to QuikByte as of the date of this Current Report on Form 8-K and the press release attached as an exhibit hereto. QuikByte does not undertake to update forward-looking statements in this Current Report on Form 8-K or the press release attached as an exhibit hereto to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Assumptions and other information that could cause results to differ from those set forth in the forward-looking information can be found in QuikByte’s filings with the Securities and Exchange Commission, including its most recent periodic report. QuikByte intends that all forward-looking statements be subject to the safe-harbor provisions of the PSLRA.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QuikByte Software, Inc.
Date: July 14, 2009	By:	/s/ Glenn L. Halpryn
		Name:	Glenn L. Halpryn
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Merger Agreement, dated July 14, 2009, by and among QuikByte Software, Inc., Sorrento Therapeutics, Inc., Sorrento Merger Corp., Inc., the Stockholders’ Agent and the Parent Representative.

99.1	Press release, dated July 14, 2009